EXHIBIT 99.2


                  CERTIFICATION OF CHIEF FINANCIAL OFFICER
                      ODYSSEY MARINE EXPLORATION, INC.
                     PURSUANT TO 18 U.S.C. SECTION 1350


     I certify that, to the best of my knowledge, the Annual Report on Form 10-KSB of Odyssey Marine Exploration, Inc. for the year ending February 28, 2003:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Odyssey Marine Exploration, Inc.






/s/ Michael V. Barton
Michael V. Barton
Chief Financial Officer
May 23, 2003


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Odyssey Marine Exploration, Inc. and will be retained by Odyssey Marine Exploration, Inc. and furnished to the Securities and Exchange Commission upon request.